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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: NOVEMBER 2, 1995


                      BELLSOUTH TELECOMMUNICATIONS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          GEORGIA                       1-1049                58-0436120
     (STATE OR OTHER                 (COMMISSION             (IRS EMPLOYER
JURISDICTION OF INCORPORATION)       FILE NUMBER)         IDENTIFICATION NO.)


            675 WEST PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30375
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 529-8611


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 BELLSOUTH TELECOMMUNICATIONS, INC.

 By: /s/ PATRICK M. CASEY
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     Patrick M. Casey
     Vice President and Comptroller
     November 2, 1995